SIERRA MINERALS AND MINING INC.

(An Exploration Stage Company)

INTERIM FINANCIAL STATEMENTS

JUNE 30, 2004

 (Stated in U.S. Dollars)

REPORT OF INDEPENDENT

CHARTERED ACCOUNTANTS

To the Stockholders and Directors of

Sierra Minerals and Mining Inc.

(An exploration stage company)

We have audited the balance sheet of Sierra Minerals and Mining Inc. (an exploration stage company) as at June 30, 2004 and the statements of loss, stockholders’ deficiency, and cash flows for the period from March 19, 2004 (date of inception) to June 30, 2004. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the  United States of America.  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as at June 30, 2004, and the results of its operations and cash flows for the period from March 19, 2004 (inception) to June 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  The Company will need additional working capital for its planned activities, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also discussed in note 2 to the financial statements.  These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Pannell Kerr Forster

Independent Chartered Accountants

Vancouver, Canada

July 31, 2004

SIERRA MINERALS AND MINING INC.

 (An Exploration Stage Company)

INTERIM BALANCE SHEET

(Stated in U.S. Dollars)

JUNE 30
2004

LIABILITIES

Current
Accounts payable and accrued liabilities	$13,385
Due to parent company (note 5)	227,500

Total Current Liabilities	240,885

STOCKHOLDERS’ DEFICIENCY

Capital Stock
Authorized:
10,000,000 Common shares, par value $0.001 per share

Issued and outstanding:
3,000 Common shares	3

Deficit Accumulated During The Exploration Stage	(240,888)

Total Stockholders’ Deficiency	(240,885)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIENCY	$-

See accompanying notes to the financial statements

SIERRA MINERALS AND MINING INC.

 (An Exploration Stage Company)

INTERIM STATEMENT OF LOSS

 (Stated in U.S. Dollars)

FOR THE
PERIOD FROM
DATE OF
INCEPTION
MARCH 19,
2004 TO
JUNE 30,
2004

Expenses

Professional fees	$13,388
Deposit for mineral properties (note 6)	227,500

Net Loss For The Period	$240,888

See accompanying notes to the financial statements

SIERRA MINERALS AND MINING INC.

 (An Exploration Stage Company)

STATEMENT OF STOCKHOLDERS’ DEFICIENCY

FROM INCEPTION ON MARCH 19, 2004 THROUGH JUNE 30, 2004

(Stated in U.S. Dollars)

				DEFICIT
	COMMON STOCK			ACCUMULATED
			ADDITIONAL	DURING THE	TOTAL
			PAID-IN	EXPLORATION	STOCKHOLDERS’
	SHARES	AMOUNT	CAPITAL	STAGE	DEFICIT

Share subscriptions	3,000	$3	$-	$-	$3
Net loss for the period	-	-	-	(240,888)	(240,888)

Balance, June 30, 2004	3,000	$3	$-	$(240,888)	$(240,885)

See accompanying notes to the financial statements

SIERRA MINERALS AND MINING INC.

 (An Exploration Stage Company)

INTERIM STATEMENT OF CASH FLOWS

 (Stated in U.S. Dollars)

FOR THE
PERIOD FROM
DATE OF
INCEPTION
MARCH 19,
2004 TO
June 30
2004

Cash Flows From Operating Activities
Net loss for the period	$(240,888)

Adjustments To Reconcile Net Loss For Non-Cash Items
Accounts payable and accrued liabilities	13,388
Due to parent company	227,500

Net Cash Flow	-

Cash, Beginning Of Period	-

Cash, End Of Period	$-

See accompanying notes to the financial statements

SIERRA MINERALS AND MINING INC.

 (An Exploration Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

FROM INCEPTION ON MARCH 19, 2004 THROUGH JUNE 30, 2004

 (Stated in U.S. Dollars)

1.

NATURE OF BUSINESS

Sierra Minerals and Mining Inc. (the “Company”) was incorporated under the laws of the state of Nevada on March 19, 2004, and is involved in the acquisition, exploration, and development of mineral properties.  The Company is a party to a property option agreement, as described more fully in note 6 for certain claims located in Mexico.  The Company is in the exploration stage as defined in statement No. 7 of the Financial Accounting Standards Board.

2.   GOING CONCERN

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America on a going concern basis. This presumes funds will be available to finance on-going development, operations and capital expenditures and the realization of assets and the payment of liabilities in the normal course of operations for the foreseeable future.

The general business strategy of the Company is to explore and research an existing mineral property and to potentially acquire further claims either directly or through the acquisition of operating entities. The continued operations of the Company depends upon the recoverability of mineral reserves, confirmation of the Company's interest in the underlying mineral claims, the ability of the Company to obtain necessary financing to complete the development of these claims and upon the claims' future profitable production. Pursuant to the property option agreement described in note 6, the Company is required to invest $1,000,000 to secure an interest in certain claims in Mexico.  The Company does not have any funds to fulfill the option.  Management intends to raise additional capital by securing a line of credit for the claims.  In addition, management will also rely on funding from the Company’s parent company, Sunburst Acquisitions IV, Inc., which is a public company listed on the OTC.BB.  It is expected the Company’s parent will arrange funding through the equity markets to finance on-going operations.

The Company has a working capital deficit of $240,885, has accumulated losses of $240,888 to June 30, 2004, has not generated any operating revenue to date, and has no capital resources presently available to meet obligations which normally can be expected to be incurred by similar companies. These factors raise substantial doubt about the Company's ability to continue as a going concern which is dependent on the Company's ability to obtain and maintain an appropriate level of financing on a timely basis and to achieve sufficient cash flows to cover obligations and expenses. The outcome of the above matters cannot be predicted at this time. These financial statements do not give effect to any adjustments to the amounts and classification of assets and liabilities which might be necessary should the Company be unable to continue as a going concern.  Should the Company not be able to raise the necessary funding to complete the property option or to develop a feasible and profitable production from a proven mineral resource property, the Company is at risk of failing and becoming insolvent.

SIERRA MINERALS AND MINING INC.

 (An Exploration Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

FROM INCEPTION ON MARCH 19, 2004 THROUGH JUNE 30, 2004

 (Stated in U.S. Dollars)

3.

SIGNIFICANT ACCOUNTING POLICIES

a)

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and would impact future results of operations and cash flows.

b)

Foreign currency translation

The Company's operations and activities are conducted principally outside of the United States of America, hence the functional currency will be a foreign currency which is translated into U.S. dollars for reporting purposes as follows:

(i) Monetary assets and liabilities at the rate of exchange in effect as at the balance sheet date;

(ii) Revenues and expenditures at the average rate of exchange for the period.

Gains and losses arising from this translation of foreign currency will be included in other comprehensive income (loss) as a separate component of stockholders' deficiency.

c)

Mineral property acquisition payments and exploration costs

The Company expenses all costs related to acquiring, exploring and retaining mineral claims in which no proven and probable reserves exist. To date, the Company has not established the commercial feasibility of the target mineral property, therefore, all exploration expenditures are being expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable, and the cost can be reasonably estimated. As at June 30, 2004, the Company had no accrued liabilities for compliance with environmental regulations.

SIERRA MINERALS AND MINING INC.

 (An Exploration Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

FROM INCEPTION ON MARCH 19, 2004 THROUGH JUNE 30, 2004

 (Stated in U.S. Dollars)

3.

SIGNIFICANT ACCOUNTING POLICIES (Continued)

d)

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109. Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

e)

Stock-based compensation

The Company applies the intrinsic value method of accounting as prescribed by APB Opinion No. 25 "Accounting for Stock Issued to Employees" and related interpretations, in accounting for options granted to employees. As such, compensation expense is recorded on the date of the grant when the market price of the underlying stock exceeds the exercise price. SFAS No. 123 "Accounting for Stock-Based Compensation" establishes accounting and disclosure requirements using the fair value-based method of accounting for stock-based compensation plans. As allowed by SFAS No. 123, the Company has elected to apply the intrinsic value-based method of accounting described above and has adopted the disclosure requirements of SFAS No. 123, as amended by SFAS No. 148. To date, the Company has not adopted a stock option plan or issued any stock options.

SIERRA MINERALS AND MINING INC.

 (An Exploration Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

FROM INCEPTION ON MARCH 19, 2004 THROUGH JUNE 30, 2004

 (Stated in U.S. Dollars)

3.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

f)

Recent accounting pronouncements

(i)

In December 2002, the Financial Accounting Standards Board ("FASB") issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148 is effective for fiscal years beginning after December 15, 2002. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The adoption of SFAS No. 148 had no effect on the Company's financial statement presentation or disclosures.

(ii)

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". SFAS No. 149 amends and clarifies under what circumstances a contract with initial investments meets the characteristics of a derivative and when a derivative contains a financing component. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003. The adoption of SFAS No. 149 had no effect on the Company's financial statement presentation or disclosures.

(iii)

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances) because that financial instrument embodies an obligation of the issuer. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. SFAS No. 150 is to be implemented by reporting the cumulative effect of a change in accounting principle for financial instruments created before the issuance date of SFAS No. 150 and still existing at the beginning of the interim period of adoption. Restatement is not permitted. The adoption of SFAS No. 150 had no significant effect on the Company's financial statement presentation or disclosures.

SIERRA MINERALS AND MINING INC.

 (An Exploration Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

FROM INCEPTION ON MARCH 19, 2004 THROUGH JUNE 30, 2004

 (Stated in U.S. Dollars)

3.

SIGNIFICANT ACCOUNTING POLICIES (Continued)

g)

Recent accounting pronouncements (Continued)

(iv)

In January 2003, the FASB issued Interpretation No. 46, "Consolidated of Variable Interest Entities (an Interpretation of ARB No. 51)" ("FIN 46"). FIN 46 requires that the primary beneficiary in a variable interest entity consolidate the entity even if the primary beneficiary does not have a majority voting interest. The consolidated requirements of FIN 46 are required to be implemented for any variable interest entity created on or after January 31, 2003. In addition, FIN 46 requires disclosure of information regarding guarantees or exposures to loss relating to any variable interest entity existing prior to January 31, 2003 in financial statements issued after January 31, 2003. The implementation of the provisions of FIN 46 effective January 31, 2003 had no effect on the Company's financial statement presentation or disclosures.

4.

FINANCIAL INSTRUMENTS

a.

Fair value

The carrying values of accounts payable and accrued liabilities and due to parent company approximate their fair values because of the short maturity of these financial instruments.

b.

Interest rate risk

The Company is not exposed to significant interest rate risk due to the short-term maturity of its monetary current liabilities.

c.

Credit risk

The Company is not exposed to significant credit risk.

d.

Translation risk

The Company is exposed to foreign currency risk to the extent expenditures incurred by the Company are not denominated in the Company’s functional currency.  The Company’s activities are currently outside the United States of America, and as such management expects expenditures to be both in Canadian dollars and Mexican Pesos.

SIERRA MINERALS AND MINING INC.

 (An Exploration Stage Company)

NOTES TO INTERIM FINANCIAL STATEMENTS

FROM INCEPTION ON MARCH 19, 2004 THROUGH JUNE 30, 2004

 (Stated in U.S. Dollars)

5.

DUE TO PARENT

On May 25, 2004 the Company completed a share exchange with the shareholders of Sunburst Acquisitions IV, Inc. (“Sunburst”).  Pursuant to the terms of the share exchange agreement, Sunburst issued 43,000,000 shares of its common stock in exchange for all of the issued and outstanding shares of the Company.  As a result, the Company became a wholly owned subsidiary of Sunburst.  The common shares were valued at $0.01 per share. During the period the parent company advanced certain option payments as described in note 6 on behalf of the Company. The advances due to the parent are without interest or stated terms of payment.

6.

MINERAL PROPERTY OPTION

The Company is a party to a joint venture agreement with Minera Rio Tinto S.A. de C.V., a Mexican company (“MRT”), pursuant to which the Company and MRT have agreed to explore and develop, if feasible, certain mining properties in the state of Chihuahua, Mexico. During the period, the Company’s parent loaned a total of $227,500 to MRT on behalf of the Company.  Of this amount, $167,500 is pursuant to an unsecured promissory note payable due August 31, 2004 with interest at 8% per annum.  In addition, $57,500 was also loaned pursuant to an unsecured promissory note payable and due April 9, 2004 at a rate of 8% (the loan has not been called by the Company and no terms have been renegotiated).  The remaining funds of $2,500 have no terms and are non-interest bearing.  The amounts loaned are not recoverable.  Should the Company fail to complete the terms of the option agreement as discussed below, the Company will lose the right to collect the entire loaned amount.  As such, the Company has charged $227,500 to operations for the period ending June 30, 2004.

The joint venture agreement between the Company and MRT requires the Company to invest cash totalling $1,000,000 by June 30, 2004, and to secure a $2,000,000 line of credit for the joint venture within sixty days of signing the joint venture agreement.  The $1,000,000 investment will be reduced by the $227,500 previously advanced, plus accrued interest, upon commencement of the joint venture.  MRT will contribute the properties.  The joint venture is to be owned 60% by the Company and 40% by MRT, however, should the Company fail to secure the line of credit, its interest shall be reduced to 30% and the interest of MRT shall be increased to 70%.  The Company is in default of the agreement as it did not fulfil its required investment of $1,000,000 by June 30, 2004 and did not secure a line of credit for $2,000,000.  The Company is currently looking for an extension and is renegotiating the terms of the agreement.

During the period from inception (March 19, 2004) to June 30, 2004, MRT and the Company shared a common director and were therefore acting as related parties.